Exhibit 10.2

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DATE OF ISSUE:

22JUN2022

IRREVOCABLE TRANSFERABLE STANDBY DOC. CREDIT NO. SDCMTN582868

BENEFICIARY:		APPLICANT:

WARREN CC AQUISITIONS LLC		PTC THERAPEUTICS INC

C/O VISION REAL ESTATE PARTNERS.		100 CORPORATE CT

LLC,1 BLOOMFIELD AVENUE		SOUTH PLAINFIELD. NJ 07080

MOUNTAIN LAKES. NEW JERSEY 07046

ADVISING BANK:	AMOUNT: USD	8,138,655.00

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•		USD EIGHT MILLION ONE HUNDRED AND

THIRTY EIGHT THOUSAND SIX HUNDRED

FIFTY FIVE.00 ONLY

DATE AND PLACE OF EXPIRY:

21JUN2023

AT COUNTER OF ISSUING BANK

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WE HEREBY OPEN OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

SDCMTN582868 IN YOUR FAVOR FOR THE ACCOUNT OF THE ABOVE

REFERENCED APPLICANT IN THE AMOUNT OF USD 8,138,655.00 (U.S.

DOLLARS EIGHT MILLION ONE HUNDRED THIRTY-EIGHT THOUSAND SIX

HUNDRED FIFTY-FIVE AND 00/100 ONLY).

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THIS CREDIT IS AVAILABLE WITH HSBC BANK USA, N.A., GLOBAL TRADE

AND RECEIVABLES FINANCE (GTRF) TRANSACTION SERVICES, 452 FIFTH

AVENUE, NEW YORK, NY 10018, ATTN: STANDBY UNIT BY PAYMENT

AGAINST PRESENTATION OF BENEFICIARY'S DRAFT(S) AT SIGHT DRAWN ON

HSBC BANK USA, N.A.

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DRAFT(S) MUST BE ACCOMPANIED BY:

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1. THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY.

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2. BENEFICIARY'S DATED STATEMENT PURPORTEDLY SIGNED BY AN

AUTHORIZED SIGNATORY OR AGENT READING: ''THIS DRAW IN THE AMOUNT

OF USD . . . . (. . . . . ONLY). UNDER YOUR IRREVOCABLE STANDBY

LETTER OF CREDIT NO. SDCMTN582868 REPRESENTS FUNDS DUE AND OWING

TO US PURSUANT TO THE TERMS OF THAT CERTAIN LEASE BY AND BETWEEN

WARREN CC AQUISITIONS LLC, AS LANDLORD, AND PTC THERAPEUTICS

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INC, AS TENANT, AND/OR ANY AMENDMENT TO THE LEASE .''

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PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED. THE FACE AMOUNT OF

THIS LETTER OF CREDIT SHALL BE REDUCED BY THE AMOUNT OF ANY AND

ALL PARTIAL DRAWING(S) HONORED BY US UNDER THIS LETTER OF CREDIT.

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DRAFTS DRAWN HEREUNDER MUST BE MARKED ''DRAWN UNDER HSBC BANK

USA, N.A. STANDBY LETTER OF CREDIT NO.SDCMTN582868

DATED JUNE 22, 2022.

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EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THIS

ORIGINAL CREDIT FOR ENDORSEMENT THEREON OF THE AMOUNT OF SUCH

DRAFT.

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DRAFT(S) AND DOCUMENTS MUST BE PRESENTED AT OUR OFFICES AT HSBC

BANK USA, N.A., GLOBAL TRADE AND RECEIVABLES FINANCE (GTRF)

TRANSACTION SERVICES, 452 FIFTH AVENUE, NEW YORK, NY 10018

ATTN: STANDBY UNIT.

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IT IS A CONDITION OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT

THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT

FOR PERIOD(S) OF ONE YEAR EACH FROM THE CURRENT EXPIRY DATE

HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY

(60) DAYS PRIOR TO ANY EXPIRATION DATE, WE NOTIFY YOU IN WRITING

BY CERTIFIED MAIL RETURN RECEIPT REQUESTED OR BY RECOGNIZED

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OVERNIGHT COURIER SERVICE, AT THE ABOVE LISTED ADDRESS THAT WE

ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH

ADDITIONAL PERIOD. IN ADDITION TO THE FOREGOING, WE AGREE THAT

YOU SHALL BE ENTITLED TO DRAW UPON THIS IRREVOCABLE STANDBY

LETTER OF CREDIT IN ACCORDANCE WITH 1 AND 2 ABOVE IN THE EVENT

THAT WE ELECT NOT TO RENEW THIS IRREVOCABLE STANDBY LETTER OF

CREDIT AND, IN ADDITION, YOU PROVIDE US WITH A DATED STATEMENT

PURPORTEDLY SIGNED BY AN AUTHORIZED SIGNATORY OR AGENT OF

BENEFICIARY STATING THAT THE APPLICANT HAS FAILED TO PROVIDE YOU

WITH AN ACCEPTABLE SUBSTITUTE IRREVOCABLE STANDBY LETTER OF

CREDIT IN ACCORDANCE WITH THE TERMS OF THE ABOVE REFERENCED

LEASE. IN NO EVENT SHALL THIS LETTER OF CREDIT AUTOMATICALLY

EXTEND BEYOND JULY 31, 2039.

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THIS CREDIT IS TRANSFERABLE IN FULL, BUT NOT IN PART, AND MAY BE

TRANSFERRED SUCCESSIVELY. WE SHALL NOT RECOGNIZE ANY TRANSFER OF

THIS CREDIT UNTIL A TRANSFER APPLICATION IN THE FORM OF EXHIBIT

(A) ATTACHED HERETO IS FILED WITH US, AND OUR TRANSFER CHARGES

HAVE BEEN PAID BY THE APPLICANT. OUR TRANSFER FEE IS USD 300.

THE ORIGINAL LETTER OF CREDIT AND ANY ORIGINAL AMENDMENTS MUST

ACCOMPANY THE TRANSFER APPLICATION. THE SIGNATURE AND THE TITLE

OF THE PERSON SIGNING THE TRANSFER APPLICATION MUST BE VERIFIED

BY YOUR BANK.

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THE ISSUING BANK WILL NOT EFFECT A TRANSFER OR MAKE ANY PAYMENT

UNDER THIS STANDBY LETTER OF CREDIT TO ANY PERSON WHO IS LISTED

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ON A UNITED NATIONS, EUROPEAN UNION OR UNITED STATES OF AMERICA

SANCTIONS LIST, NOR TO ANY PERSON WITH WHOM THE ISSUING BANK IS

PROHIBITED FROM ENGAGING IN TRANSACTIONS UNDER APPLICABLE UNITED

STATES FEDERAL OR STATE ANTI-BOYCOTT, ANTI-TERRORISM OR ANTI-

MONEY LAUNDERING LAWS OR US SANCTIONS LAWS.

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WE HEREBY ENGAGE WITH YOU TO HONOR DRAFTS AND DOCUMENTS DRAWN

UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS IRREVOCABLE

STANDBY LETTER OF CREDIT.

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THIS STANDBY LETTER OF CREDIT SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH THE TERMS OF THE INTERNATIONAL

STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE

PUBLICATIONS NO. 590. AS TO MATTERS NOT GOVERNED BY THE ISP98,

THIS STANDBY LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED

IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING,

WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN

THE STATE OF NEW YORK.

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PLEASE SEND ALL CLAIMS AND CORRESPONDENCE AS PER SBLC TERMS AND

CONDITIONS TO FOLLOWING ADDRESS:

HSBC BANK USA, N.A.,

GTRF TRANSACTIONS SERVICES

452 FIFTH AVENUE

NEW YORK, NY 10018

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ATTN: STANDBY UNIT

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FOR ANY QUERIES, PLEASE CONTACT OUR CLIENT SERVICES TEAM AT:

GTRF.USCS@US.HSBC.COM OR PHONE NO.18663270763

OR FAX NO.17184884909.

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